EXHIBIT 23.1

                          CONSENT OF MORGAN & COMPANY

                                                                      MORGAN
                                                                   & COMPANY
                                                           CHARTERED ACCOUNTANTS







                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Praxis Pharmaceuticals Inc. of our Auditors' Report, dated September 25, 2003, apearing in the Annual Report on Form 10KSB of Praxis Pharmaceuticals Inc. for the year ended May 31, 2003.






Vancouver, Canada                                   /s/ MORGAN & COMANY
                                                    Chartered Accountants
March 30, 2004